SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Enable IPC Corporation

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ENABLE IPC CORPORATION

25520 Avenue Stanford, Suite 311

Valencia, California 91355

June 22, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Enable IPC Corporation, which will be held at the Tournament Players Club, located at 26550 Heritage View Lane, Valencia, California 91381, on July 26, 2007, at 9:00 a.m.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope, or follow the instructions provided for voting on the Internet.  Each proxy granted may be revoked by the shareholder appointing such proxy at any time before it is voted.  If you elect to vote via the Internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s).  If you vote via the Internet, there is no need for you to mail back your proxy.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

                                                                                                           /s/ David Walker

                                                                                                        Chief Executive Officer

                                                                                          Valencia, California

ENABLE IPC CORPORATION

25520 Avenue Stanford, Suite 311

Valencia, California 91355

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 26, 2007

The 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Enable IPC Corporation, a Delaware corporation (the “Corporation”), will be held at the Tournament Players Club, located at 26550 Heritage View Lane, Valencia, California 91381, on July 26, 2007, at 9:00 a.m.. for the following purposes:

1.

To elect seven members of our Board of Directors for the term set forth in the accompanying Proxy Statement or until their successors have been elected and qualified;

2.

To approve an amendment to our Bylaws to modify the election of directors for staggered terms and increase the number of directors on the board to a range from seven to eleven;

3.

To ratify the appointment of L.L. Bradford & Company, LLC as our independent auditors for the fiscal year ending March 31, 2008;

4.

To approve the adoption of the Enable IPC Corporation 2007 Stock Incentive Plan; and

5.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements; and

The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice.  Pursuant to our Bylaws, we have fixed the time and date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting as the close of business on June 11, 2007.  Accordingly, only shareholders of record on such date and at such time will be entitled to vote at the Annual Meeting, notwithstanding any transfer of stock on our books thereafter.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope, or follow the instructions provided for voting on the Internet. Each proxy granted may be revoked by the shareholder appointing such proxy at any time before it is voted.  If you elect to vote via the Internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s).  If you vote via the Internet, there is no need for you to mail back your proxy.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

 BY ORDER OF THE BOARD OF DIRECTORS

/s/   David Walker

Chief Executive Officer

Valencia, California

June 22, 2007

ENABLE IPC CORPORATION

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF SHAREHOLDERS

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Enable IPC Corporation, a Delaware corporation, for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Tournament Players Club, located at 26550 Heritage View Lane, Valencia, California 91381, on July 26, 2007, at 9:00 a.m. and any adjournments or postponements thereof. This Proxy Statement, our Annual Report for the year ended March 31, 2007, and the accompanying proxy card were first mailed to shareholders on or about June 22, 2007.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

VOTING

Our common stock is the only type of security entitled to vote at the Annual Meeting. On June 11, 2007, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 17,518,650 shares of our common stock outstanding. Each shareholder of record on the record date is entitled to one vote for each share of common stock held by such shareholder on that date.

A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

For Proposal 1, the seven nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.  Proposals 2, 3, and 4 each require the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

You may vote your shares at the Annual Meeting by voting via the Internet, completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting.

VOTING VIA THE INTERNET

If you are a shareholder of record (that is, if your shares of stock are registered with us in your own name), you may vote through the Internet, by following the instructions included with the enclosed proxy card.  The last vote you submit chronologically (by any means) will supersede your prior vote(s).  Also, if you vote via the Internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the Annual Meeting.  If you vote via the Internet, there is no need to mail your proxy card.

The deadline for voting through the Internet as a shareholder of record is 11:59 pm, Pacific Daylight Savings Time, on July 22, 2007.

PROXIES

Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by our Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for the Board of Directors (Proposal 1), FOR Proposals 2, 3, and 4 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices, located at 25520 Avenue Stanford, Suite 311, Valencia, California 91355, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers, or employees. Except as described above, we do not presently intend to solicit proxies other than by mail.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

The names of the seven persons who are nominees for director and their positions with us are set forth in the table below.

Our Bylaws currently provide that the number of directors shall be no less than three, and no more than seven until changed in accordance with applicable law, the precise number to be determined from time to time by resolution of the Board of Directors.  Proposal 2 would amend our Bylaws to increase the number of directors to no less than seven and no more than eleven.  The Board of Directors is currently comprised of seven members. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Shareholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

The information set forth below is submitted with respect to the nominees to the Board of Directors for whom it is intended that proxies will be voted.

NAME	AGE	POSITION
David A. Walker	49	Chief Executive Officer and a Director
Mark A. Daugherty, Ph.D.	50	Chief Technology Officer and a Director
Daniel Teran, CPA	54	Director
Timothy A. Lambirth, Esq.	54	Director
Jin Suk Kim	36	Director
Philip Verges	42	Director
Cathryn S. Gawne, Esq.	49	Director

David A. Walker has served as our Chief Executive Officer since our inception in March 2005.  Mr. Walker has over 20 years' experience in business management, primarily with high-tech startups.  From 2000 to 2005, Mr. Walker served as an independent consultant to several companies including Optronic Solutions Technology, Nano Solutions, Inc., Durham Marketing and DCH Technology, Inc.  In 1994, Mr. Walker co-founded DCH Technology, Inc., a publicly traded high-tech energy and safety equipment company located in Valencia, California.  He served for six years alternatively as the President and Vice President of Operations of DCH until his retirement in 2000.  During his tenure at DCH, Mr. Walker negotiated license and joint venture agreements and oversaw the listing of the company on the American Stock Exchange after completing approximately $10 million in private placements.  He has served on the Boards of Directors of four privately held for-profit companies and one nonprofit company, and currently serves on advisory boards at the UCLA School of Public Health and California Baptist University.  Mr. Walker holds a Master's Degree in Human Resources Management (Organizational Development) from Chapman University and a Bachelor's Degree in Business Administration from California Baptist University.

Mark A. Daugherty, Ph.D. has served as our Chief Technology Officer since our inception in March 2005.  Mr. Daugherty has over 25 years' experience with advanced energy systems research and development in industrial, national laboratory and academic settings. In March 2005, he began working for the Wisconsin Focus on Energy Program through MSB Energy Associates (in addition to his work for us).  He has worked on renewable energy business development for the Wisconsin Focus on Energy Program as a consultant since November 2004, where he conducted a study on Community Wind Business Development from November 2004 through February 2005.  From September 2003 to January 2005, Dr. Daugherty was a student at the Chicago Theological Seminary. From June 2002 to June 2003 he served as President and CEO of Virent Energy Systems, a Madison, Wisconsin based company commercializing a carbon-neutral method for on- demand production of hydrogen and fuel gas.  From June 1998 to June 2002, he served in several capacities for DCH Technology, Inc., including Chief Scientist, Chief Technical Strategist and Vice President and General Manager of DCH's fuel cell operations. Dr. Daugherty also served at Los Alamos National Laboratory from 1993 to 1997 as a Principal Investigator on Cooperative Research and Development Agreements (CRADAs) with industry to develop applications for high temperature superconductors.  He also served for six months in 1993 as Manager of R&D Cooperative Programs at Superconductivity, Inc., which is now part of American Superconductor Corp.  While at Superconductivity Inc, he led a CRADA program with Oak Ridge National Laboratory addressing high-temperature superconducting magnet design issues.  Dr. Daugherty holds a BS, MS and Ph.D. in Mechanical Engineering from the University of Wisconsin - Madison and a J.D. from the Boalt School of Law at the University of California - Berkeley.  He has published over 25 technical papers.  Dr. Daugherty has served as Session Chair at the 2000, 2001 and 2002 Symposium on Fuel Cells and Battery Technologies for Portable Applications and as the Chair of the Session on Applications of Superconductivity at the 1993 Cryogenic Engineering Conference.  He was also awarded an R&D 100 Award as a member of the Superconductivity, Inc. team.

Daniel Teran, CPA has served as a member of our Board of Directors since our inception in March 2005.  He is a Certified Public Accountant licensed in the State of California and has had his own practice in the City of Los Alamitos in Orange County since July 1989.  Mr. Teran offers services in accounting, systems setup and design and taxation.  He also provides tax planning and tax return preparation for individuals and businesses, and represents clients in audits with the Internal Revenue Service and the California Franchise Tax Board.  Prior to July 1989, Mr. Teran served as Chief Financial Officer for the Stephen Hopkins Development Company, a shopping center developer, and as Controller for NRC Construction Company.  He also served as an auditor for Seidman and Seidman, a large national public accounting firm.  He is an active member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants, and has served on various committees within these professional organizations.

Jin Suk Kim has served as a member of our Board of Directors since our inception in March 2005.  He currently serves as Vice President of G Ju Hwa Bohemia, a Korean and American corporation, overseeing all manufacturing, importing and exporting for the company.  From January 2002 to June 2004, he served as a director and officer of Nano Solutions, Inc., a small California-based startup, and from July 1998 to June 2004 directed MIS and accounting operations at CBOL Corporation in Woodland Hills, California.  Mr. Kim holds BS degrees in Accounting and Management Information Systems from California State University, Northridge.

Timothy Lambirth, Esq. has served as a member of our Board of Directors since our inception in March 2005. He currently practices law at Aldrich & Bonnefin in Los Angeles. From January 1982 to July 2004 he served as managing partner of Ivanjack & Lambirth, LLP, a Los Angeles-based law firm, where he focused on the representation of financial institutions. Mr. Lambirth has expertise in complex commercial litigation and has counseled Fortune 500 companies with regard to their litigation, transactional and real estate needs for over 22 years.  He has worked with companies, both large and small, in addressing numerous financial and business- related issues.  He was co-author of a bi-monthly column entitled "Big Money", which is published by the State Bar of California's Big News for Smaller Firms magazine.  He has extensive jury and bench trial experience, and is certified as a Civil Trial Advocate by the National Board of Trial Advocacy. Mr. Lambirth was voted a "2005 Super Lawyer" in a general survey which was conducted and published by Law-Politics and Los Angeles Magazine.

Philip Verges has served as a member of our Board of Directors since April 2007.  He became the CEO of NewMarket Technology in 2002 after selling a technology company he founded in 1997 to NewMarket.  Since 2002, Mr. Verges has led the construction of a unique business model to continuously introduce new technologies to market.  NewMarket has grown from approximately $1 million in revenue in 2002 to $77.6 million in revenue in 2006 with $4 million in net income.  NewMarket has been recognized for the past three years in the Deloitte Technology Fast 500, placing 3rd on the list in the United States in 2006.  Mr. Verges started his technology career as a computer programmer at EDS in 1992.  He is a graduate of the United States Military Academy at West Point, NY and served in the United States Army for five years before starting his technology career.

Cathryn S. Gawne, Esq. has served as a member of our Board of Directors since May 2007.  She has practiced corporate and securities law for 25 years and has been affiliated with Silicon Valley Law Group since 1999. She has represented several public and private companies, including her service as corporate counsel for Enable IPC since its inception.  Her practice emphasizes securities and corporate law for emerging growth companies across a broad range of industries, including wireless and portable information technologies, telecommunications and software, as well as "brick and mortar" industries such as automotive, mining and retail. She advises companies on initial and follow-on public offerings, mergers, acquisition, leveraged buyouts, joint ventures and commercial transactions. She counsels public and private companies on corporate governance and disclosure issues and counsels clients who are starting or franchising new businesses with respect to general corporate matters and protection of their intellectual property. Ms. Gawne also represents several nonprofit corporations and counsels them on corporate structure and governance. In addition to her law practice, she serves on two advisory boards, is a Board member of two non-profit organizations and one for-profit company. Ms. Gawne received a BA from Stanford University and her JD from the UCLA School of Law, where she was a Comment Editor on the UCLA Law Review.

COMMITTEES OF THE BOARD OF DIRECTORS

We currently have three committees of our Board of Directors: the Audit Committee, the Compensation Committee and the Technical Advisory Committee.

The Audit Committee reviews, acts on and reports to the Board of Directors regarding various auditing and accounting matters, including the selection of our independent auditors, the monitoring of the rotation of the partners of the independent auditors, the review of our financial statements, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices.  Our auditors report directly to the Audit Committee. Only independent Directors may serve on the Audit Committee.  There are currently three members of the Audit Committee, Mr. Teran, Mr. Lambirth and Mr. Kim. Mr. Teran is the Chairman of the Audit Committee, and also serves as our "audit committee financial expert."  Under the applicable Securities and Exchange Commission standard, an audit committee financial expert means a person who has the following attributes:

•

An understanding of generally accepted accounting principles and financial statements;

•

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

•

An understanding of internal controls and procedures for financial reporting; and

•

An understanding of audit committee functions.

The Compensation Committee determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of our other employees.  All members of our Compensation Committee must be independent Directors.  There are currently three members of the Compensation Committee, Mr. Lambirth, Mr. Kim and Mr. Teran. Mr. Walker, our Chief Executive Officer, participated in deliberations of the Board of Directors relating to his compensation.

The Technical Advisory Committee was established to aid in the direction, performance, productivity and efficiency of the Company's research, development and other technical activities.  While it is overseen by Dr. Mark Daugherty, a Director with technical expertise, it may have non-directors as members to advise our engineers and technologists.  There are currently four members of the Technical Advisory Committee, Dr. Daugherty, Dr. Choi, Martin Leung, Ph.D. and Mr. Daniel Dunn.

DIRECTORS' COMPENSATION

Our Directors receive a payment of $500 for each Board meeting attended in person or by telephone.  Directors who are also company employees receive the same compensation for serving on the Board as non-employee Directors.  We reimburse non-employee Directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors.  Our Directors who are also employees may participate in other incentive plans described under "Executive Compensation."

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and Directors, and persons who own more than ten percent of a class of our capital stock, to file reports of ownership and changes in their ownership with the Securities and Exchange Commission.  These persons are required to furnish us with copies of all Section 16(a) reports they file.  Based solely on a review of the copies of such forms received by us, we believe that during the year ended March 31, 2007, all of our executive officers and Board of Directors timely filed all required reports.

INDEMNIFICATION

We have entered into indemnification agreements with our directors and executive officers.  These agreements provide, in general, that we will indemnify and hold harmless such directors and executive officers against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed on them in connection with any proceeding to which they are made a party as a result of their having been such directors or executive officers.

At the present time there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification could be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

SHAREHOLDER APPROVAL

The seven director nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR all seven nominees listed herein. We will vote your shares as you specify on the enclosed proxy. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.  If a shareholder present at the Annual Meeting properly requests cumulative voting for the directors, we may vote shares for which we hold a valid proxy by cumulative voting.

OTHER EXECUTIVE OFFICERS

Set forth below are the names of, and certain information regarding, our executive officers who are not directors. The executive officers serve at the pleasure of the Board of Directors.

Ms. Anna Rhee joined Enable IPC as Chief Financial Officer in June 2006.  In addition to her duties at Enable IPC, she is a financial consultant for Countrywide Wholesale Lending, where she has been preparing financial models and conducting compliance monitoring since 2004.  From 1998 through 2004 she served as Controller for DCH Technology, Inc. and its spin-off, H2Scan, LLC.  Between 1991 and 1998, she was Controller for CBOL Corporation.  Ms. Rhee is a licensed Certified Management Accountant and holds a MS degree in Mechanical Engineering from the California Institute of Technology and a BS in Bioengineering from the University of California - Berkeley.  She is also a graduate of the UCLA Management Accountant Program.

Dr. Sung Choi has served as our Technical Advisor since our inception in March 2005. Dr. Choi has worked in nanotechnology for over a decade, including research in bionanotechnology and micro-electromechanical systems (MEMS) as a task manager at the California Institute of Technology in Pasadena, California since 1999. He has also consulted with the Aerospace Corporation since 2000, conducting research on Focused Ion Beam systems. Dr. Choi has made a number of contributions in the field of microfluidics for space applications and nano- electromechanical systems (NEMS). He is the author of six patents (two pending) and forty papers in the field of nanotechnology and MEMS.  He was one of five US scientists recently invited by the Korean government to visit the country to discuss recent advances in nanotechnology. Dr. Choi holds a BS degree in Metallurgical Engineering from Seoul National University, Korea, and a MS degree in Materials Science & Engineering and a PhD in Electrical Engineering from UCLA, where he has concentrated on nanotechnology and MBE-based quantum devices.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO BY-LAWS TO STAGGER THE TERMS OF THE BOARD OF DIRECTORS AND INCREASE THE NUMBER OF DIRECTORS TO  BETWEEN SEVEN AND ELEVEN

GENERAL

Our Bylaws currently provide that each director on our Board of Directors must be elected annually.  We believe that our long-term success is dependent on continuity and stability in the management of the Company.  Staggering director terms, rather than electing each director annually, promotes stability and continuity in leadership and encourages development of long-term planning.  Moreover, staggered terms enhance the independence of non-management directors and can facilitate more informed decision making.  Further, electing directors to staggered three-year terms helps the ensure that the majority of the Board has sufficient experience and knowledge of the Company such that they can contribute to the best long-term interests of shareholders.

The Board of Directors recommends amending that the Bylaws be amended to provide for directors to be elected to staggered terms as follows:  The Board shall divide itself into three (3) groups.  The first group shall consist of two directors, the second group shall consist of three directors, and the third group shall consist of two directors.  The first group of directors shall hold office until the next following annual meeting, and those seats shall be elected for three-year terms thereafter.  The second group of directors shall hold office until the second following annual meeting, and those seats shall be elected for three-year terms thereafter.  The third group of directors shall hold office until the third following annual meeting and shall be elected for three-year terms thereafter.  The directors in each group shall hold office until the annual meeting at which their terms expire and until their respective successors are elected and qualified.  At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

Our Bylaws also currently provide that the Company will have between three and seven directors, with the specific number of directors to be determined by resolution of the Board of Directors or shareholders.   With few director seats, it is difficult to attract a large group of directors covering the core competencies that the Company needs in order to grow.  For this reason, we believe that it would be more beneficial to our shareholders and to us if the Bylaws provided for seven to eleven directors, rather than three to seven.   Our Board of Directors currently consists of seven individuals, and we have no current intentions or understandings to increase the number of our Board of Directors or to nominate any additional person or persons to serve as a member of our Board of Directors.

The increase in the number of directors will be affected by an amendment to the Bylaws in the form of Exhibit “A” to this Proxy Statement.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should shareholder approval not be obtained, the amendment to the Bylaws to stagger election of the Board of Directors and increase the number of directors to between seven and eleven will not be effective.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Bylaws to stagger election of the Board of Directors, and to increase the number of directors to between seven and eleven.  We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the amendment to the Bylaws to stagger election of the Board of Directors and to increase the number of directors to between seven and eleven.

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PROPOSAL NO. 3

APPROVAL OF THE ENABLE IPC CORPORATION 2007 STOCK INCENTIVE PLAN

GENERAL

The shareholders are being asked to approve the Enable IPC Corporation 2007 Stock Incentive Plan (the “Stock Incentive Plan”) which was approved by our Board of Directors on June 22, 2007, subject to shareholder approval. The number of shares of our common stock subject to the Stock Incentive Plan is 10,000,000. We intend to award grants to directors, officers and employees in order to provide incentives to such individuals to focus on our critical long-range objectives and to encourage the attraction and retention of such individuals.  The principal features of the Stock Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the Stock Incentive Plan itself which is attached to this proxy statement as Exhibit “B”. We encourage you to read the Stock Incentive Plan carefully.

Background of the Stock Incentive Plan

The Stock Incentive Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. Accordingly, our officers and other employees, the non-employee directors and independent contractors have the opportunity to acquire a meaningful equity interest in us through their participation in the Stock Incentive Plan.

Description of the Stock Incentive Plan

The Stock Incentive Plan consists of thwo equity incentive programs: (1) the discretionary option grant program, and (2) the stock issuance program. The principal features of each program are described below. Both our Board of Directors and the Compensation Committee have the authority to act as the Stock Incentive Plan administrator of the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to our executive officers and non-employee directors and also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. Our Board of Directors may at any time appoint a secondary committee comprised of one or more directors to have concurrent authority to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors. All grants under that program will be made in strict compliance with the express provisions of such program. Options granted under the Stock Incentive Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified options. The Stock Incentive Plan prohibits the repricing of outstanding stock options or the exchange of outstanding stock options for stock options with a lower exercise price, unless shareholder approval is obtained, or if in connection with a change of control of us or a change in our common stock (such as the result of a merger, stock split, stock dividend or recapitalization of us).

Discretionary Option Grant Program

The plan administrator has complete discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share determined by the plan administrator, which will not be less than the fair market value of our common stock on the date of grant. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

Stock Issuance Program

Shares may be issued under the stock issuance program at a price per share determined by the plan administrator, payable in cash or for past services rendered to us. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to share right awards that entitle the recipients to receive those shares upon the attainment of designated performance goals. The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, and the number of shares subject to each such issuance or award. The plan administrator has discretion over the vesting schedule for shares issued under the stock issuance program. Shares issued at less than fair market value will generally vest over a three-year period, with accelerated vesting permitted only upon a change of control or in other limited circumstances (e.g., death or disability of the recipient, termination without cause or pursuant to a severance agreement or plan under which the recipient provides consideration for accelerated vesting). Shares may also be issued upon attainment of designated performance goals or specified service requirements.

Exercise Provisions, Amendment and Termination of the Stock Incentive Plan

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Our Board of Directors may amend or modify the Stock Incentive Plan at any time, subject to any required shareholder approval to increase the number of shares reserved thereunder or pursuant to applicable laws and regulations.  In addition, shareholder approval is required to modify the eligibility requirements for participation in the Stock Incentive Plan.

Unless sooner terminated by our Board of Directors, the Stock Incentive Plan will terminate on July 26, 2017.

Certain Federal Income Tax Consequences

No taxable income is recognized by the optionee at the time of the grant of an Incentive Stock Option, and no taxable income is recognized for regular tax purposes at the time the option is exercised; however, the excess of the fair market value of our common stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.

All other options granted under the Stock Incentive Plan will be non-statutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon exercise of the non-statutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

Except as otherwise described above with respect to incentive stock options, we generally will be entitled to a deduction when and for the same amount that the recipient recognizes ordinary income, subject to the limitations of Section 162(m) of the Code with respect to compensation paid to certain “covered employees”. Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. The Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee. In particular, stock options will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date).

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to us. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should shareholder approval not be obtained, the adoption of the 2007 Stock Incentive Plan will not be effective.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the Enable IPC Corporation 2007 Stock Incentive Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the approval of the Enable IPC Corporation 2007 Stock Incentive Plan.

______________________________________________________________________________________

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT AUDITOR

GENERAL

The Board of Directors has appointed L.L. Bradford & Company, LLC to serve as our independent auditors for the year ending March 31, 2008, subject to the approval of our shareholders.   The Board believes The Board believes that L.L. Bradford & Company, LLC’s experience with and knowledge of our Company are important, and would like to continue this relationship.  L.L. Bradford & Company, LLC has advised our Company that the firm does not have any direct or indirect financial interest in our Company, other than its capacity as our independent auditor providing auditing and accounting services.

In making the recommendation for L.L. Bradford & Company, LLC to continue as our independent auditor for the fiscal year ending March 31, 2008, our management team and the Audit Committee reviewed past audit results and the audit and non-audit services, if any, proposed to be performed during fiscal year 2008.  In selecting L.L. Bradford & Company, LLC, the Audit Committee and the Board of Directors carefully considered L.L. Bradford & Company, LLC’s independence.

L.L. Bradford & Company, LLC has confirmed to us that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission (“SEC”) governing auditor independence.

A representative of L.L. Bradford & Company, LLC may attend the Annual Meeting.  If the representative attends, he/she will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from shareholders.

INFORMATION  REGARDING THE FEES PAID TO L.L. BRADFORD & COMPANY, LLC DURING THE YEAR ENDED MARCH 31, 2007

Audit Fees

The following table shows the aggregate fees billed to us for professional services by L.L. Bradford & Company, LLC, our independent auditors, for the years ended March 31, 2006, and March 31, 2007:

	2006	2007
Audit Fees	$14,275	$20,800
Audit-Related Fees	$ --	$ --
Tax Fees	$ --	$ --
All Other Fees	$ --	$ --
	----------	----------
TOTAL	$14,275	$20,800
	======	======

All Other Fees

There were no other fees billed by L.L. Bradford & Company, LLC for services rendered to us, other than the services described above, for the year ended March 31, 2007.  We have been advised by L.L. Bradford & Company, LLC that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in Enable.

In the past, our Audit Committee has reviewed and approved the fees to be paid to the auditors.  Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors.  We believe that the fees negotiated in the past with the auditors were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should shareholder approval not be obtained, the Board of Directors will reconsider the selection of L.L. Bradford & Company, LLC.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the selection of L.L. Bradford & Company, LLC as our independent auditors for the fiscal year ending March 31, 2008. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the ratification of the selection of L.L. Bradford & Company, LLC.

AUDIT COMMITTEE REPORT

THIS SECTION OF OUR PROXY STATEMENT WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND WILL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of Enable. The Company’s management is responsible for preparing Enable’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by Enable’s management and the independent auditors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Enable’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors.

The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors independence from Enable and management, including the matters in those written disclosures. The Audit

Committee has discussed with Enable’s independent auditors, with and without management present, their evaluation of Enable’s internal accounting controls and the overall quality of Enable’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in Enable’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board of Directors approved, the selection of Enable’s independent auditors.

By the Audit Committee:

Daniel Teran, CPA

Jin Suk Kim

Timothy Lambirth, Esq.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 11, 2007, (i) by each director of the Company; (ii) by each person known by us to own beneficially more than five percent of our common stock; (iii) by the executive officer named in the Summary Compensation Table set forth in "Executive Compensation" and (iv) by all directors and executive officers of the Company as a group.

Unless otherwise indicated in the footnotes to the table, the following individuals have sole vesting and sole investment control with respect to the shares they beneficially own.  Unless otherwise indicated, the address of all persons listed below is c/o Enable IPC Corporation 25520 Avenue Stanford, Suite 311 Valencia, California  91355.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares that the individual has the right to acquire within 60 days after June 11, 2007. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person.  The total number of outstanding shares of common stock at June 11, 2007, is 17,518,650.

NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENT OF CLASS BENEFICIALLY OWNED

Reuven Zfat

Sung H. Choi

David A. Walker

Jin Suk Kim

Timothy Lambirth

Mark A. Daugherty

Daniel Teran

Cathryn S. Gawne

Philip Verges

Anna Rhee

All executive officers and Directors as a group (10 persons)

	4,600,000 2,245,062 2,200,000 1,800,000 352,000 330,000 303,313 300,000 300,000 28,570 5,613,883	26.24% 12.81% 12.55% 10.27% 2.01% 1.88% 1.73% 1.71% 1.71% 0.16% 26.6%

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.  Common shares subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this prospectus are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 17,515,650 shares of our common stock outstanding at June 11, 2007.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Overall Objectives

The Company believes that the compensation program for our Chief Executive Officer, Chief Financial Officer, and Chief Technology Officer (collectively, the “Named Executive Officers”), should be designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value.  The compensation program should also be sufficient to attract and retain highly qualified leaders who can create value for the Company, as well as provide meaningful incentives for superior performance.

Setting Executive Compensation

Due to the unique nature of each Named Executive Officer’s duties, the Company’s criteria for assessing executive performance and determining the compensation in any given year is inherently subjective and is not based upon specific formulas or weighting of factors.  The Company also uses companies in similar industries as benchmarks when initially establishing Named Executive Officers’ compensation.  However, the Company is also a development stage company, and has limited operating history and no revenue to date.  As a result, the Company’s compensation plan necessarily reflects its limitations in this respect.

Discussion of Specific Compensation Elements

Base Salary:  The Company determines the base salaries for all Named Executive Officers by reviewing company and individual performance, the value each Named Executive Officer brings to the Company, and general labor market conditions.  The base salary for each Named Executive Officer is determined on a subjective basis after consideration of these factors and is not based on target percentiles or other formal criteria.  The base salaries of Named Executive Officers are reviewed on an annual basis, and any annual increase is the result of an evaluation of the Company and of the individual Named Executive Officer’s performance for the period.  An increase or decrease in base pay may also result from a promotion or other significant change in a Named Executive Officer’s responsibilities during the year.

Performance-Based Incentive Compensation:  The Company does not have a performance-based incentive compensation program at this time.

Long-Term Incentive Compensation:  The Company plans to provide long-term incentive compensation through awards of stock options, restricted stock, and/or stock awards through its stock and option plan submitted for approval at the Company’s 2007 Annual Meeting.  The Company’s equity compensation program is intended to align the interests of the named executive officers with those of the Company’s shareholders by creating an incentive for our officers to maximize shareholder value.  The equity compensation program also is designed to encourage officers to remain employed with the Company despite a competitive labor market, and the fact that the Company is a development stage company and has limited operating history and no revenue to date, and may not necessarily be able to sustain a market rate base salary.  Stock options, stock grants, warrants and other incentives are based on combination of factors including the need and urgency for such an executive, the experience level of the executive and the balance of such incentives with a lower than market base salary or fees that is paid in cash. Employees and consultants are granted such incentives from time to time to maintain their continuing services, sometimes without increases in salaries or fees.

Deferred Compensation Benefits:  The Company does not have a deferred compensation program at this time.

Retirement Benefits:  The Company does not have a 401(k) plan or other retirement program at this time.

Executive Perquisites and Generally Available Benefits:  The Company has no executive perquisite program at this time.

Tax and Accounting Implications

The Company reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes.

Role of Executive Officers in Compensation Decisions

Decisions as to the compensation of the Company’s executive officers are made by the Board of Directors based on recommendations by the Compensation Committee.  The executive officers who are also Board members participate in the discussion and determination of their compensation.

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended March 31, 2005, 2006 and 2007 by our (i) Chief Executive Officer, and (ii) executive officers, other than the Chief Executive Officer, whose salaries for the 2007 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	Other	Total
David Walker, Chief Executive Officer	2007	$43,800	-	-	-	-	-	-	$43,800
	2006	$62,269	-	-	-	-	-	-	$62,269
	2005	-	-	-	-	-	-	-	-

 EMPLOYMENT AGREEMENTS

Our employment agreement with David A. Walker, our Chief Executive Officer, expired on March 31, 2007.  The employment agreement provided for an annual base salary of $150,000, which may be paid in any combination of cash, common stock or options to purchase common stock as may be agreed by Mr. Walker and us.  The employment agreement also required additional annual compensation to Mr. Walker of options to purchase no less than 250,000 shares of our common stock.  The options, all of which shall be fully vested upon grant, will be granted in equal quarterly increments, and are subject to the approval by our shareholders of a stock option plan.  To date, no such plan has been presented to our shareholders for approval.  The employment agreement also provided that in the event we are acquired, sell all of our assets or are the non-surviving party in a merger, it is not terminated and we will use our best efforts to ensure that the transferee or surviving company is bound by its provisions.  Mr. Walker has agreed to continue to work for us under the same terms without a new, written agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following tables provide information on outstanding equity awards during the year ended March 31, 2007 to the Named Executive Officers.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David Walker, Chief Executive Officer	-	-	-	-	-
Anna Rhee, Chief Financial Officer	-	-	-	-	-
Mark Daugherty, Chief Technical Officer	-	-	-	-	-

Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David Walker, Chief Executive Officer	-	-	-	-
Anna Rhee, Chief Financial Officer	-	-	-	-
Mark Daugherty, Chief Technical Officer	-	-	-	-

DIRECTOR COMPENSATION

The following table sets forth information regarding compensation of the Company’s directors for the year ended March 31, 2007:

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Defferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
D. Walker	$2,500	-	-	-	-	$150,000 (1)	$152,500
M. Daugherty	$2,500	-	-	-	-	$12,956 (2)	$15,456
D. Teran	$7,000	-	-	-	-	-	$7000
T. Lambirth	$7,000	-	-	-	-	-	$7,000
J. Kim	$6,500	-	-	-	-	-	$6,500

(1)

Mr. Walker’s accrued salary as CEO.

(2)

Dr. Daugherty’s accrued consulting fees as CTO.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2005, we entered into a Technology and Patent Assignment with Dr. Sung H. Choi, our Technical Advisor, for the acquisition of certain technologies used in our business.  In consideration for the Technology and Patent Assignment, we issued 2,000,000 shares of our common stock, with an aggregate value of $10,000, to Dr. Choi.  The Technology and Patent Assignment also provides for the payment of royalties to Dr. Choi equal to 5% of the net sales of products derived from the technology, with minimum royalty payments as follows: (i) $10,000 in 2006; (ii) $15,000 in 2007; (iii) $20,000 in 2008; and (iv) $45,000 in 2009; (v) $75,000 in 2010 and $100,000 per year thereafter through 2025 (an aggregate of $1,500,000).

In March 2005, we issued an aggregate of 1,000,000 shares of our common stock, with an aggregate value of $5,000, to the members of our Board of Directors in consideration of services rendered.

We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.  We intend that all future transactions with affiliated persons be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SHAREHOLDER PROPOSALS FOR THE

2008 ANNUAL MEETING

We welcome comments and suggestions from our shareholders. Here are the ways a shareholder may present a proposal for consideration by the other shareholders at our 2008 Annual Meeting:

In our Proxy Statement: If a shareholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2008 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard Time, February 23, 2008.

At the Annual Meeting: If a shareholder wishes to nominate a director or bring other business before the shareholders at the 2008 Annual Meeting, we must receive the shareholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our shareholders less than 70 days' notice of the date of our 2008 Annual Meeting. If we provide less than 70 days' notice, then we must receive the shareholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2008 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a shareholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other shareholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a shareholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the shareholder intends to deliver his or her own proxy statement and form of proxy to our shareholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 25520 Avenue Stanford, Suite 311, Valencia, California  91355, Attention: Secretary.

VOTING

Shareholders are urged immediately to complete, date and sign the enclosed proxy card and return it in the envelope provided, to which no postage need be affixed if mailed in the United States.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY THE BOARD OF DIRECTORS

                                     David Walker

Chief Executive Officer, Director

ANNUAL MEETING OF SHAREHOLDERS

of

ENABLE IPC CORPORATION

July 26, 2007

------------------------------

PROXY VOTING INSTRUCTIONS

------------------------------

VOTING BY MAIL

-------------------------

Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible.  You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

Please Detach and Mail in the Envelope Provided

______________________________________________________________________________________

[X]  Please mark your votes as in the example to the left using dark ink only.

	FOR	AGAINST	ABSTAIN
1. Election of Director Nominees:	[_]	[_]	[_]	David A. Walker
	[_]	[_]	[_]	Mark A. Daugherty, Ph.D.
	[_]	[_]	[_]	Daniel Teran, CPA
	[_]	[_]	[_]	Timothy A. Lambirth, Esq.
	[_]	[_]	[_]	Jin Suk Kim
	[_]	[_]	[_]	Philip Verges
	[_]	[_]	[_]	Cathryn S. Gawne, Esq.

2. Proposal to amend the Company’s Bylaws to increase the number of Directors to a range from seven to eleven and to provide for the Board of Directors to be elected for staggered terms.	[_]	[_]	[_]

3. Proposal to approve the Enable IPC Corporation 2007 Stock Incentive Plan.	[_]	[_]	[_]
4. Proposal to ratify L.L. Bradford & Company, LLC as the Company’s independent auditors for the year ending March 31, 2008.	[_]	[_]	[_]

SIGNATURE(S)__________________________________         DATE: ________________

PRINT NAME(S) _________________________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full entity name by authorized person.